U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 13, 2001
                ------------------------------------------------
                Date of Report (date of earliest event reported)



                             MUSE TECHNOLOGIES, INC.
              ----------------------------------------------------
              Exact Name of Registrant as Specified in its Charter

           Delaware                        1-14559                85-0437001
--------------------------------   ------------------------   ------------------
(State or Other Jurisdiction of     (Commission File Number)     (IRS Employer
        Incorporation)                                           Identification
                                                                     Number)






                       300 Fifth Avenue, Waltham, MA 02451
                     --------------------------------------
                     Address of Principal Executive Offices

                                  (781)890-4300
       -------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

THIS REPORT ON FORM 8-K CONTAINS, IN ADDITION TO HISTORICAL INFORMATION, FORWARD-LOOKING STATEMENTS BY MUSE TECHNOLOGIES, INC. (THE "COMPANY") THAT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WORDS SUCH AS "MAY," "SHOULD," "ANTICIPATE," "BELIEVE," "PLAN," "ESTIMATE," "EXPECT" AND "INTEND," AND OTHER SUCH SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO A NUMBER OF UNCERTAINTIES AND RISKS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS DOCUMENT ARE BASED ON INFORMATION AVAILABLE TO THE COMPANY AS OF THE DATE OF THIS DOCUMENT, AND THE COMPANY. ASSUMES NO OBLIGATION TO UPDATE THESE CAUTIONARY STATEMENTS OR ANY FORWARD-LOOKING STATEMENTS.

ITEM 5. OTHER EVENTS

     On April 13, 2001, MUSE Technologies, Inc. d/b/a Advanced Visual Systems (the "Company") received notification from the Nasdaq Stock Market ("Nasdaq") that Nasdaq's hearing panel determined to delist the Company's securities, effective April 16, 2001. The Nasdaq hearing with respect to the Company's eligibility to maintain the listing of its securities on Nasdaq was held on March 16, 2001. The Company's Common Stock and Warrants have traded on the Nasdaq Small Cap since November 1998.

     Following delisting from Nasdaq, the Company's securities began trading on the OTC Bulletin Board.

     Attached as an Exhibit hereto is a press release dated April 17, 2001, relating to the delisting of the Company's securities from NASDAQ, which press release is hereby incorporated by reference into this Form 8-K.

     On April 12, 2001, the Company received notification from the Boston Stock Exchange advising that the Company failed to meet the its minimum shareholder's equity maintenance requirement. The Company is in the process of submitting a response. There can be no assurance that notwithstanding such response, the Boston Stock Exchange will determine to maintain the listing of the Company's securities.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial Statements:  None

        (b)  Pro Forma Financial Information:  None

        (c)  Exhibit 1:  Press Release dated April 17, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MUSE TECHNOLOGIES, INC.

Dated:   April 20, 2001                         By:  /s/ STEVE SUKMAN
                                                     ----------------
                                                     Steve Sukman
                                                     Chief Executive Officer















                                       3